Exhibit 99.1

Pluralsight Announces Third Quarter 2019 Results

•	Third quarter revenue grew 34 percent period over period to $82.6 million

•	Third quarter billings grew 28 percent period over period to $92.1 million

Silicon Slopes, Utah - October 30, 2019 - Pluralsight, Inc. (NASDAQ: PS), the enterprise technology skills company, today announced financial results for the third quarter ended September 30, 2019.
“We had a solid quarter and improved many of our growth metrics demonstrating that the operational improvements we put into motion at the beginning of the quarter are working. I’m happy with the progress we made in the quarter, and recognize we still have work to do,” said Aaron Skonnard, co-founder and CEO of Pluralsight. “B2B billings grew 32%, total billings grew 28%, revenue grew 34% and our guidance for 2019 remains inside the range we provided and reiterated earlier in the year.”
Third Quarter Financial Highlights

•	Billings - Q3 2019 billings were $92.1 million, an increase of 28% period over period. Q3 2019 billings from business customers were $80.7 million, an increase of 32% period over period.

•	Revenue - Q3 2019 revenue was $82.6 million, an increase of 34% period over period.

•	Gross margin - Q3 2019 gross margin was 78%, compared to 75% in Q3 2018. Q3 2019 non-GAAP gross margin was 80%, compared to 77% in Q3 2018.

•	Net loss per share - GAAP net loss per share for Q3 2019 was $0.32, compared to $0.26 in Q3 2018. Adjusted pro forma net loss per share for Q3 2019 was $0.08, compared to $0.10 in Q3 2018.

•
Cash flows - Cash used in operations was $2.2 million for Q3 2019, compared to cash provided by operations of $1.9 million in Q3 2018. Free cash flow was negative $6.6 million for Q3 2019, compared to negative free cash flow of $0.9 million in Q3 2018.

For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.
Financial Outlook
The following forward-looking statements reflect Pluralsight's expectations as of October 30, 2019.
Full Year 2019 Guidance

•	Revenue is expected to be in the range of $314 million to $316 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.37 to $0.35, assuming weighted-average shares outstanding of approximately 137 million.

Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, acquisition-related costs, amortization of debt discount and issuance costs, and loss on debt extinguishment. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its second quarter 2019 results and outlook for its full year 2019, today at 2:30 p.m. Mountain Time (4:30 p.m. Eastern Time).

Date:	October 30, 2019
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 2080527
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 2080527.
About Pluralsight
Pluralsight is an enterprise technology skills platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through a subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation, and efficiency. Founded in 2004 and trusted by Fortune 500 companies, Pluralsight provides customers with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and analytics. For more information, visit pluralsight.com.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including statements regarding our future financial and operating performance, including our financial outlook for the full year 2019 and future periods. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the pace of market adoption of cloud-based learning solutions; our ability to expand our course library and develop new platform features; our ability to successfully integrate GitPrime into our platform; competition; our ability to attract and retain customers; our ability to increase sales of subscriptions to our platform to customers; our ability to expand our sales and marketing capabilities and to improve sales management and execution; and general market, political, economic, and business conditions.

Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K/A filed with the SEC on June 27, 2019 and in our quarterly report on Form 10-Q filed with the SEC on October 30, 2019, which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.
Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.

Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, and acquisition-related costs.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, acquisition-related costs, amortization of debt discount and issuance costs, and loss on debt extinguishment. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash (used in) provided by operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Revenue	$82,620	$61,553	$228,099	$164,769
Cost of revenue(1)(2)	17,825	15,347	52,336	46,166
Gross profit	64,795	46,206	175,763	118,603
Operating expenses(1)(2):
Sales and marketing	55,727	42,632	149,852	113,956
Technology and content	27,799	18,137	72,829	49,858
General and administrative	20,817	19,818	63,591	57,112
Total operating expenses	104,343	80,587	286,272	220,926
Loss from operations	(39,548)	(34,381)	(110,509)	(102,323)
Other (expense) income:
Interest expense	(7,778)	(342)	(17,499)	(6,476)
Loss on debt extinguishment	(950)	—	(950)	(4,085)
Other income, net	2,878	654	8,532	689
Loss before income taxes	(45,398)	(34,069)	(120,426)	(112,195)
Provision for income taxes	(404)	(254)	(701)	(506)
Net loss	$(45,802)	$(34,323)	$(121,127)	$(112,701)
Less: Net loss attributable to non-controlling interests	(13,073)	(17,980)	(39,763)	(31,890)
Net loss attributable to Pluralsight, Inc.	$(32,729)	$(16,343)	$(81,364)	$(80,811)
Less: Accretion of Series A redeemable convertible preferred units	—	—	—	(176,275)
Net loss attributable to shares of Class A common stock	$(32,729)	$(16,343)	$(81,364)	$(257,086)
Net loss per share, basic and diluted(3)	$(0.32)	$(0.26)	$(0.89)	$(0.47)
Weighted-average shares of Class A common stock used in computing basic and diluted net loss per share(3)	101,407	62,472	91,741	62,400

(1) Includes equity-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Cost of revenue	$138	$56	$355	$145
Sales and marketing	8,739	5,612	22,967	13,507
Technology and content	6,666	3,700	15,513	8,652
General and administrative	9,114	11,262	28,822	30,678
Total equity-based compensation	$24,657	$20,630	$67,657	$52,982

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations (cont.)
(in thousands)
(unaudited)

(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Cost of revenue	$1,209	$880	$2,436	$6,803
Sales and marketing	50	—	79	389
Technology and content	176	176	529	529
Total amortization of acquired intangible assets	$1,435	$1,056	$3,044	$7,721

(3) Net loss per share, basic and diluted and weighted-average common shares used in computing basic and diluted net loss per share for the nine months ended September 30, 2019 reflect only the activity for the portion of the period following Pluralsight, Inc.'s initial public offering and the related reorganization transactions.

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Billings	$92,123	$72,243	$250,603	$192,959
Billings from business customers	$80,707	$61,143	$216,967	$161,018
% of billings from business customers	88%	85%	87%	83%
Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$64,795	$46,206	$175,763	$118,603
Equity-based compensation	138	56	355	145
Amortization of acquired intangible assets	1,209	880	2,436	6,803
Employer payroll taxes on employee stock transactions	2	—	18	—
Non-GAAP gross profit	$66,144	$47,142	$178,572	$125,551
Gross margin	78%	75%	77%	72%
Non-GAAP gross margin	80%	77%	78%	76%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(39,548)	$(34,381)	$(110,509)	$(102,323)
Equity-based compensation	24,657	20,630	67,657	52,982
Amortization of acquired intangible assets	1,435	1,056	3,044	7,721
Employer payroll taxes on employee stock transactions	333	—	3,106	—
Secondary offering costs	—	—	918	—
Acquisition-related costs	—	—	835	—
Non-GAAP operating loss	$(13,123)	$(12,695)	$(34,949)	$(41,620)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Adjusted pro forma net loss per share
Numerator:
GAAP net loss attributable to shares of Class A common stock	$(32,729)	$(16,343)	$(81,364)	$(257,086)
Accretion of Series A redeemable convertible preferred units	—	—	—	176,275
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for Class A common stock	(13,073)	(17,980)	(39,763)	(31,890)
Equity-based compensation	24,657	20,630	67,657	52,982
Amortization of acquired intangibles	1,435	1,056	3,044	7,721
Employer payroll taxes on employee stock transactions	333	—	3,106	—
Secondary offering costs	—	—	918	—
Acquisition-related costs	—	—	835	—
Amortization of debt discount and issuance costs	6,826	—	15,120	126
Loss on debt extinguishment	950	—	950	4,085
Adjusted pro forma net loss	$(11,601)	$(12,637)	$(29,497)	$(47,787)
Denominator:
Weighted-average shares of Class A common stock outstanding	101,407	62,472	91,741	31,314
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	36,791	68,734	44,834	58,529
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	138,198	131,206	136,575	89,843
Adjusted pro forma net loss per share	$(0.08)	$(0.10)	$(0.22)	$(0.53)

Reconciliation of net cash (used in) provided by operating activities to free cash flow:
Net cash (used in) provided by operating activities	$(2,171)	$1,934	$(3,812)	$(14,283)
Less: Purchases of property and equipment	(3,029)	(2,002)	(7,619)	(6,576)
Less: Purchases of content library	(1,381)	(841)	(3,822)	(2,345)
Free cash flow	$(6,581)	$(909)	$(15,253)	$(23,204)

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2019	December 31, 2018

Assets
Current assets:
Cash and cash equivalents	$120,871	$194,306
Short-term investments	328,602	—
Accounts receivable, net	63,001	63,436
Deferred contract acquisition costs, net	17,128	—
Prepaid expenses and other current assets	12,664	8,323
Total current assets	542,266	266,065
Restricted cash	27,748	16,765
Long-term investments	84,210	—
Property and equipment, net	56,471	31,641
Content library, net	8,207	7,050
Intangible assets, net	24,057	1,759
Goodwill	261,622	123,119
Deferred contract acquisition costs, noncurrent, net	4,435	—
Other assets	1,530	1,064
Total assets	$1,010,546	$447,463
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,664	$7,160
Accrued expenses	37,635	32,047
Accrued author fees	11,294	10,002
Deferred revenue	177,523	157,695
Total current liabilities	231,116	206,904
Deferred revenue, noncurrent	17,586	14,886
Convertible senior notes, net	463,656	—
Facility financing obligations	38,225	15,777
Other liabilities	2,157	1,303
Total liabilities	752,740	238,870
Stockholders' equity:
Preferred stock	—	—
Class A common stock	10	7
Class B common stock	2	6
Class C common stack	1	1
Additional paid-in capital	615,713	456,899
Accumulated other comprehensive income (loss)	185	(41)
Accumulated deficit	(426,777)	(355,446)
Total stockholders’ equity attributable to Pluralsight, Inc.	189,134	101,426
Non-controlling interests	68,672	107,167
Total stockholders’ equity	257,806	208,593
Total liabilities and stockholders' equity	$1,010,546	$447,463

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Operating activities
Net loss	$(45,802)	$(34,323)	$(121,127)	$(112,701)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation of property and equipment	2,275	1,973	6,471	6,331
Amortization of acquired intangible assets	1,435	1,056	3,044	7,721
Amortization of course creation costs	651	507	1,841	1,437
Equity-based compensation	24,657	20,630	67,657	52,982
Amortization of deferred contract acquisition costs	6,006	—	17,317	—
Amortization of debt discount and issuance costs	6,826	—	15,120	1,215
Investment discount and premium amortization, net	(1,065)	—	(1,771)	—
Loss on debt extinguishment	950	—	950	4,085
Other	(478)	118	(178)	507
Changes in assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(5,258)	(11,687)	1,858	(10,352)
Deferred contract acquisition costs	(7,238)	—	(18,668)	—
Prepaid expenses and other assets	534	868	(3,660)	(2,990)
Accounts payable	(3,556)	1,516	(2,486)	928
Accrued expenses and other liabilities	8,441	9,751	6,067	6,912
Accrued author fees	(7)	835	1,292	1,452
Deferred revenue	9,458	10,690	22,461	28,190
Net cash (used in) provided by operating activities	(2,171)	1,934	(3,812)	(14,283)
Investing activities
Purchases of property and equipment	(3,029)	(2,002)	(7,619)	(6,576)
Purchases of content library	(1,381)	(841)	(3,822)	(2,345)
Cash paid for acquisition, net of cash acquired	100	—	(163,771)	—
Purchases of investments	(212,573)	—	(529,653)	—
Proceeds from sales of investments	—	—	4,967	—
Proceeds from maturities of short-term investments	112,995	—	112,995	—
Net cash used in investing activities	(103,888)	(2,843)	(586,903)	(8,921)
Financing activities
Proceeds from issuance of convertible senior notes, net of discount and issuance costs	—	—	616,654	—
Purchase of capped calls related to issuance of convertible senior notes	—	—	(69,432)	—
Repurchases of convertible senior notes	(35,000)	—	(35,000)	—
Proceeds from terminations of capped calls related to repurchases of convertible senior notes	1,284	—	1,284	—
Proceeds from issuance of common stock from employee equity plans	245	—	14,876	—
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	332,080
Payments of costs related to initial public offering	—	(3,998)	—	(7,083)
Borrowings of long-term debt	—	—	—	20,000
Repayments of long-term debt	—	—	—	(137,710)
Payments of debt extinguishment costs	—	(17)	—	(2,179)
Payments of debt issuance costs	—	—	—	(450)
Payments to settle equity appreciation rights	—	—	—	(325)
Taxes paid related to net share settlement	—	—	—	(78)
Other	(4)	(5)	(10)	(13)
Net cash (used in) provided by financing activities	(33,475)	(4,020)	528,372	204,242
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(130)	(50)	(109)	(136)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(139,664)	(4,979)	(62,452)	180,902
Cash, cash equivalents, and restricted cash, beginning of period	288,283	214,358	211,071	28,477
Cash, cash equivalents, and restricted cash, end of period	$148,619	$209,379	$148,619	$209,379

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com